Exhibit 10.1

AMENDMENT NO. 2 TO

MANAGEMENT SHAREHOLDERS AGREEMENT AND ASSIGNMENT

This Amendment No. 2 to the Management Shareholders Agreement (this “Amendment”) is made as of March 30, 2012, for the purpose of amending the Management Shareholders Agreement (as amended from time to time, the “Initial Agreement”), dated as of May 6, 2009 and effective as of February 4, 2008, by and among Intelsat Global S.A. (f/k/a/ Intelsat Global, Ltd.), a Luxembourg société anonyme, RCS Luxembourg B149927 (“Intelsat Global”), the Affiliates of the BC Investor (as defined below) signatory hereto (the “Former BC Shareholders”), the Affiliates of Silver Lake (as defined below) signatory hereto (the “Former Silver Lake Shareholders”) and the Management Shareholders (as defined in the Initial Agreement).

R E C I T A L S

WHEREAS, prior to, or concurrently with entering into, this Amendment, (i) the Former BC Shareholders and the shareholder set forth on Schedule A hereto (the “BC Investor”) have entered into, or are entering into, that certain contribution agreement, pursuant to which the Former BC Shareholders are contributing all of their common shares of Intelsat Global to the BC Investor, and (ii) the Former Silver Lake Shareholders and the shareholder set forth on Schedule B hereto (“Silver Lake” and, together with the BC Investor, the “Sponsor Shareholders” and, together with the Management Shareholders, the “Shareholders”) have entered into, or are entering into, that certain contribution agreement, pursuant to which the Former Silver Lake Shareholders are contributing all of their common shares of Intelsat Global to Silver Lake (collectively, the “Contributions”);

WHEREAS, prior to the date of this Amendment, (i) Intelsat Global has formed Intelsat Global Holdings S.A., a Luxembourg société anonyme, (“Intelsat Global Holdings”), as a wholly-owned subsidiary of Intelsat Global and (ii) Intelsat Global Holdings has formed a new intermediate holding company, Intelsat Investment Holdings S.àr.l., to hold all of the outstanding shares of Intelsat Global Holdings’ subsidiaries;

WHEREAS, concurrently with the entry into this Amendment, Intelsat Global Holdings and all of the shareholders of Intelsat Global (including the Shareholders) are entering into certain contribution agreements, pursuant to which such shareholders are contributing their Class A common shares, nominal value $0.01 per share, of Intelsat Global and Class B common shares, nominal value $0.01 per share, of Intelsat Global to Intelsat Global Holdings in exchange for Class A common shares, nominal value $0.01 per share, of Intelsat Global Holdings and Class B common shares, nominal value $0.01 per share, of Intelsat Global Holdings, all on the terms and conditions set forth in such contribution agreements (the “Transaction”);

WHEREAS, immediately following the Transaction, the Shareholders will hold such number of common shares of Intelsat Global Holdings equal to the number of common shares of Intelsat Global immediately prior to the Transactions and will not directly own any common shares of Intelsat Global;

WHEREAS, In connection with the Transaction, Intelsat Global, Intelsat Global Holdings and the Sponsor Shareholders wish to amend the Initial Agreement to provide for the assignment of the Initial Agreement from Intelsat Global to Intelsat Global Holdings;

WHEREAS, Section 15(g) of the Initial Agreement permits the Board of Directors of Intelsat Global (the “Board”) to take all actions determined by the Board to be necessary and appropriate in connection with the consummation of a Reorganization (as defined in the Initial Agreement);

WHEREAS, the Transactions constitute a Reorganization for purposes of the Initial Agreement;

WHEREAS, the Board and the Board of Directors of Intelsat Global Holdings have each determined that it is necessary and appropriate in connection with the consummation of the Transactions to make certain amendments to the Initial Agreement; and

WHEREAS, the Sponsor Shareholders and the Management Shareholders signatory hereto who, as of the Amendment Effective Date (as defined below), hold fifty percent (50%) or more of the Restricted Shares (as defined in the Initial Agreement) (including Restricted Shares issuable upon the exercise of rights to acquire shares of Common Stock of Intelsat Global Holdings) (the “Consenting Management Shareholders”) have approved the amendments set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals, and in consideration of the promises and covenants set forth herein, by resolution of the Board and the agreement of the parties hereto, the Initial Agreement is amended as of the Amendment Effective Date as follows:

A G R E E M E N T

1. Defined Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings given them in the Initial Agreement (for the avoidance of doubt, as applicable, as amended by this Amendment).

2. Assignment and Assumption to Intelsat Global Holdings.

2.1 Assignment of Initial Agreement. Effective as of the Amendment Effective Date, Intelsat Global agrees to transfer, convey and assign to Intelsat Global Holdings all of Intelsat Global’s obligations, liabilities, rights, title and interest in the Initial Agreement, as amended hereby.

2.2 Assumption of Obligations. Effective as of the Amendment Effective Date, Intelsat Global Holdings hereby assumes and agrees (a) to accept the transfer, conveyance and assignment of the Initial Agreement, as amended hereby, and (b) to become a party to the Initial Agreement, as amended hereby, and hereby assumes all obligations, liabilities, rights, title and interest of Intelsat Global with respect to the Initial Agreement, as amended hereby.

2.3 Release of Intelsat Global. Effective as of the Amendment Effective Date, Intelsat Global Holdings and each of the Shareholders hereby releases Intelsat Global from any obligations and liabilities relating to the Initial Agreement, as amended hereby.

3. Assignment and Assumption to the Sponsor Shareholders.

3.1 Assignment of Initial Agreement. Effective as of the Amendment Effective Date, (a) each of the Former BC Shareholders hereby transfers, conveys and assigns to the BC Investor all of such Former BC Shareholder’s obligations, liabilities, rights, title and interest in the Initial Agreement, as amended hereby, and (b) each of the Former Silver Lake Shareholders hereby transfers, conveys and assigns to Silver Lake all of the Former Silver Lake Shareholders’ obligations, liabilities, rights, title and interest in the Initial Agreement, as amended hereby.

3.2 Assumption of Obligations. Effective as of the Amendment Effective Date, (a) the BC Investor hereby assumes and agrees (i) to accept the transfer, conveyance and assignment of the Initial Agreement, as amended hereby, and (ii) to become a party to the Initial Agreement, as amended hereby, and hereby assumes all obligations, liabilities, rights, title and interest of the Former BC Shareholders with respect to the Initial Agreement, as amended hereby, and (b) Silver Lake hereby assumes and agrees (i) to accept the transfer, conveyance and assignment of the Initial Agreement, as amended hereby, and (ii) to become a party to the Initial Agreement, as amended hereby, and hereby assumes all obligations, liabilities, rights, title and interest of the Former Silver Lake Shareholders with respect to the Initial Agreement, as amended hereby.

3.3 Release. Intelsat Global Holdings and each of the Shareholders hereby consent to the assignments and assumptions described in Sections 3.1 and 3.2, and Intelsat Global Holdings and each of the Shareholders hereby release the Former BC Shareholders and the Former Silver Lake Shareholders respectively from any obligations and liabilities relating to the Initial Agreement, as amended hereby other than with respect to any breaches, on or prior to the date of this Amendment, of any of their respective representations, warranties, covenants or agreements set forth therein.

4. Waiver of Tag-Along Rights.

The Management Shareholders hereby waive any and all rights granted to the Management Shareholders under Section 4 of the Initial Agreement (“Tag-Along Rights”) that may arise solely as a result of the Contributions and the Transaction.

5. Amendment to Initial Agreement.

Upon the occurrence of the Amendment Effective Date, the following amendments are hereby made to the Initial Agreement, with full force and effect as of the Amendment Effective Date:

5.1 References to Intelsat Global, Ltd. and the “Company”. All references to “Intelsat Global, Ltd.” are hereby replaced with “Intelsat Global Holdings S.A.” Furthermore, the defined term “the Company” shall be deemed to refer to Intelsat Global Holdings, as its legal name may be changed from time to time.

5.2 References to BC Investors. All references to “BC Investors” are hereby replaced with “BC Investor.”

6. Condition to Amendment. The effectiveness of this Amendment is subject to the consummation of the Transaction (such time and date of consummation, the “Amendment Effective Date”).

7. Miscellaneous.

7.1 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

7.2 Counterparts. This Amendment may be executed in two or more counterparts (including by facsimile or pdf format), each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

7.3 Severability. In the event that any part or parts of this Amendment shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Amendment which shall remain in full force and effect. If legally permitted, the unenforceable provision will be replaced with an enforceable provision that as nearly as possible gives effect to the parties’ intent.

7.4 Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

7.5 Submission to Jurisdiction; Waiver of Jury Trial. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

7.6 Specific Performance. Intelsat Global, Intelsat Global Holdings and the Shareholders hereby acknowledge and agree that it is impossible to measure in money the damages which will accrue to the parties hereto by reason of the failure of any party hereto to perform any of its obligations set forth in this Amendment and that, in the event of any such failure, an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled (in addition to any other remedy to which such party may be entitled at law or in equity) to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond and if any action should be brought in equity to enforce any of the provisions of this Amendment, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

7.7 Miscellaneous. Except as expressly amended hereby, the Initial Agreement shall in all respects continue in full force and effect and the parties ratify and confirm that they continue to be bound by the terms and conditions thereof.

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* * * * *

I hereby certify that this Amendment was adopted by the Board of Directors of Intelsat Global S.A. on August 25, 2011.

Executed on this 30 day of March, 2012.

/s/ Phillip Spector
By: Phillip L. Spector
Title: Executive Vice President and General Counsel

* * * * *

I hereby certify that this Amendment was adopted by the Board of Directors of Intelsat Global Holdings S.A. on August 25, 2011.

Executed on this 30 day of March, 2012.

/s/ Phillip Spector
By: Phillip L. Spector
Title: Executive Vice President and General Counsel

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

INTELSAT GLOBAL S.A.

By:	/s/ Phillip L. Spector
Name: Phillip L. Spector
Title: Executive Vice President and
General Counsel

INTELSAT GLOBAL HOLDINGS S.A.

By:	/s/ Phillip L. Spector
Name: Phillip L. Spector
Title: Executive Vice President and
General Counsel

SPONSOR SHAREHOLDERS:

SERAFINA S.A.

By:	/s/ Pierre Stemper
Name: Pierre Stemper
Title: Director

SLP III INVESTMENT HOLDING S.ÀR.L.

By:	/s/ Seda Yalcinkaya	/s/ Wolfgang Zettel
	Name: Seda Yalcinkaya Title: Manager	Name: Wolfgang Zettel Title: Manager

FORMER BC SHAREHOLDERS:

For and on behalf of the Limited Partnerships comprising BC EUROPEAN CAPITAL VIII – 1 to 12 and 14 to 34:

By:	/s/ Matthew Elston
Name: Matthew Elston
Title: Director

By:	/s/
Name:
Title:

For and on behalf of BC EUROPEAN CAPITAL 35 SC:

By:	/s/ Matthew Elston
Name: Matthew Elston
Title: Director

For and on behalf of BC EUROPEAN CAPITAL 36 SC:

By:	/s/ Matthew Elston
Name: Matthew Elston
Title: Director

For and on behalf of BC EUROPEAN CAPITAL 37 SC:

By:	/s/ Matthew Elston
Name: Matthew Elston
Title: Director

For and on behalf of BC EUROPEAN CAPITAL 38 SC:

By:	/s/ Matthew Elston
Name: Matthew Elston
Title: Director

For and on behalf of
BC EUROPEAN CAPITAL 39 SC:

By:	/s/ Matthew Elston
Name: Matthew Elston
Title: Director

For and on behalf of BC EUROPEAN CAPITAL – INTELSAT SYNDICATION L.P.

By:	/s/ Matthew Elston
Name: Matthew Elston
Title: Director

By:	/s/
Name:
Title:

For and on behalf of
BC EUROPEAN CAPITAL – INTELSAT CO-INVESTMENT

By:	/s/ Matthew Elston
Name: Matthew Elston
Title: Director

By:	/s/
Name:
Title:

For and on behalf of BC EUROPEAN CAPITAL – INTELSAT CO-INVESTMENT 1

By:	/s/ Matthew Elston
Name: Matthew Elston
Title: Director

By:	/s/
Name:
Title:

FORMER SILVER LAKE SHAREHOLDERS:

SILVER LAKE PARTNERS III, L.P.

By:	Silver Lake Technology Associates III, L.P.,
its general partner

By:	SLTA III (GP), L.L.C.,
its general partner

By:	Silver Lake Group, L.L.C.,
its managing member

By:	/s/ Karen M. King
Name: Karen M. King
Title: Managing Director and Chief Legal Officer

SILVER LAKE TECHNOLOGY INVESTORS III, L.P.

By:	Silver Lake Technology Associates III, L.P.,
its general partner

By:	SLTA III (GP), L.L.C.,
its general partner

By:	Silver Lake Group, L.L.C.,
its managing member

By:	/s/ Karen M. King
Name: Karen M. King
Title: Managing Director and Chief Legal Officer

MANAGEMENT SHAREHOLDERS:

/s/ David McGlade
David McGlade

Residence Address:

As set forth on the register of shareholders of Intelsat Global Holdings.

/s/ Michael McDonnell
Michael McDonnell

Residence Address:

As set forth on the register of shareholders of Intelsat Global Holdings.

/s/ Phillip L. Spector
Phillip L. Spector

Residence Address:

As set forth on the register of shareholders of Intelsat Global Holdings.